CHRYSLER FINANCIAL
DAIMLERCHRYSLER AUTO TRUST 2003-B             DISTRIBUTION DATE:      08-JAN-04
MONTHLY SERVICER'S CERTIFICATE (HU)                                 PAGE 1 of 2
-------------------------------------------------------------------------------

Payment Determination Statement Number                                       1
Distribution Date                                                    08-Jan-04

DATES COVERED                                               FROM AND INCLUDING               TO AND INCLUDING
-------------                                               ------------------               ----------------
     Collections Period                                              17-Nov-03                      31-Dec-03
     Accrual Period                                                  04-Dec-03                      07-Jan-04
     30/360 Days                                                            34
     Actual/360 Days                                                        35


                                                                 NUMBER OF
COLLATERAL POOL BALANCE DATA                                     ACCOUNTS                        $ AMOUNT

Pool Balance - Beginning of Period                                126,174                    2,249,999,451.88
Collections of Installment Principal                                                            58,216,992.43
Collections Attributable to Full Payoffs                                                        29,255,929.14
Principal Amount of Repurchases                                                                          0.00
Principal Amount of Gross Losses                                                                   247,966.69
                                                                                           ------------------
Pool Balance - End of Period                                      124,051                    2,162,278,563.62
                                                                                           ==================



POOL STATISTICS                                                                               END OF PERIOD
                                                                                           -------------------
Initial Pool Balance (Pool Balance at the Purchase Date)                                     2,249,999,451.88
Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                         96.10%

Ending O/C Amount                                                                              142,988,683.93
Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                 107.08%

Cumulative Net Losses                                                                              117,764.04
Net Loss Ratio (3 mo. Weighted Avg.)                                                                  0.06340%
Cumulative Recovery Ratio                                                                              52.51%
60+ Days Delinquency Amount                                                                        668,101.06
Delinquency Ratio (3 mo. Weighted Avg.)                                                               0.01770%

Weighted Average APR                                                                                    5.939%
Weighted Average Remaining Term (months)                                                                51.42
Weighted Average Seasoning (months)                                                                     10.26

CHRYSLER FINANCIAL
DAIMLERCHRYSLER AUTO TRUST 2003-B          DISTRIBUTION DATE:         08-JAN-04
MONTHLY SERVICER'S CERTIFICATE (HU)                                 PAGE 2 OF 2
--------------------------------------------------------------------------------

CASH SOURCES
     Collections of Installment Principal             58,216,992.43
     Collections Attributable to Full Payoffs         29,255,929.14
     Principal Amount of Repurchases                           0.00

     Recoveries on Loss Accounts                         130,202.65
     Collections of Interest                          14,998,471.25


     Investment Earnings                                  39,275.75
     Reserve Account                                   5,288,552.97
                                                 -------------------
     TOTAL SOURCES                                   107,929,424.19
                                                 ===================


CASH USES
     Servicer Fee                                      2,749,999.33
     Note Interest                                     3,759,562.58
     Reserve Fund                                      5,288,552.97
     O/C Release to Seller                                     0.00
     Note Principal                                   96,131,309.31
                                                 -------------------
     TOTAL CASH USES                                 107,929,424.19
                                                 ===================


ADMINISTRATIVE PAYMENT
Total Principal and Interest Sources                 107,929,424.19
Investment Earnings in Trust Account                     (39,275.75
Daily Collections Remitted                           (91,220,028.45
Cash Reserve in Trust Account                         (5,288,552.97
Servicer Fee (withheld)                               (2,749,999.33)
O/C Release to Seller                                          0.00
                                                 -------------------
     PAYMENT DUE TO/(FROM) TRUST ACCOUNT               8,631,567.69
                                                 ===================




O/C RELEASE                        (Prospectus pg S16)
------------
Pool Balance                                       2,162,278,563.62
Yield Supplement O/C Amount                          (68,366,416.07)
                                                 -------------------
Adjusted Pool Balance                              2,093,912,147.55



Total Securities                                   2,019,289,879.69
                                                 -------------------

Adjusted O/C Amount                                   74,622,267.86

O/C Release Threshold                                 78,521,705.53

O/C Release Period?                          (A1 Notes Matured)  No

O/C Release                                                    0.00



                                           Beginning             Ending           Principal
                                            Balance              Balance           Payment
                                      -------------------   ------------------------------------
NOTES & CERTIFICATES
Class A-1  546,670,000  @   1.14%         546,670,000.00       450,538,690.69     96,131,309.31
Class A-2  523,000,000  @   1.61%         523,000,000.00       523,000,000.00              0.00
Class A-3  487,000,000  @   2.25%         487,000,000.00       487,000,000.00              0.00
Class A-4  490,000,000  @   2.86%         490,000,000.00       490,000,000.00              0.00
Certificates                               68,751,189.00        68,751,189.00              0.00
                                      -------------------   ------------------------------------
    Total Securities                    2,115,421,189.00     2,019,289,879.69     96,131,309.31
                                      ===================   ====================================


                                         Principal per         Interest    Interest per
                                          $1000 Face           Payment      $1000 Face          Original
                                      ----------------------------------------------------
NOTES & CERTIFICATES
Class A-1  546,670,000  @   1.14%          175.8488838         605,892.58     1.1083333            546670000
Class A-2  523,000,000  @   1.61%            0.0000000         795,250.56     1.5205556            523000000
Class A-3  487,000,000  @   2.25%            0.0000000       1,034,875.00     2.1250000            487000000
Class A-4  490,000,000  @   2.86%            0.0000000       1,323,544.44     2.7011111            490000000
Certificates                                 0.0000000               0.00                           68751189
                                                            --------------                 ------------------
    Total Securities                                         3,759,562.58                   2,115,421,189.00
                                                            ==============                 ==================



* Class A-1 Interest is computed on an Actual/360 Basis.  Days in current period 35
         --